UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2008
(Date of earliest event reported)

Merchants Bancshares, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-11595	03-0287342
(State Or Other Jurisdiction Of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

275 Kennedy Drive
So. Burlington, Vermont	05403
(Address Of Principal Executive Offices)	(Zip Code)

(802) 658-3400
(Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

      The following information is furnished under Item 2.02 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

      On January 17, 2008 Merchants Bancshares, Inc. (the "Company") issued a press release announcing that its Board of Directors had declared a quarterly dividend of 28 cents per share on the Company's common stock. A copy of that press release, which is incorporated herein by reference, is included as Exhibit 99.1 to this Current Report on Form 8-K.

      On January 23, 2008 the Company issued the press release included as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference, announcing its earnings for its fourth quarter and year ended December 31, 2007.

Item 9.01. Financial Statements and Exhibits

(d). The following exhibit is included with this Report:

Exhibit No.	Description
99.1	Press Release, dated January 17, 2008
99.2	Press Release, dated January 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date: January 24, 2008	/s/ Janet P. Spitler

Janet P. Spitler
Chief Financial Officer & Treasurer

Exhibit 99.1
Exhibit 99.2

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